Exhibit 10.4

COMMERCIAL LEASE U F T F RM B P R AR T M MB R F T T XA A C AT F R ALT R C. T AUT R D. ©Tex s Assoc t on of REALTORS®, Inc 2014 T ble of Contents 1. 2. 3. o Desc t on Parties .......................................................... 2 Leased Premises ......................................... 2 Term A. Term ...................................................... 2 B . Dela y o f ccupanc y .............................. . 2 C . Certificat e o f ccupanc y ....................... . 3 4. Rent and xpenses A . Bas e Monthl y Ren t ................................ . 3 B . Additiona l Ren t ...................................... . 3 C. D. . F. G. . First Full Month's Rent ........................... 3 Prorate d Ren t ........................................ . 3 Plac e o f Paymen t .................................. . 3 Metho d o f Paymen t ............................... . 3 Late Charges ......................................... 4 Returned Checks ................................... 4 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. ecurity Deposit ........................................... 4 Taxes ............................................................ 4 Utilities .......................................................... 4 nsurance ...................................................... 5 Use and ours ............................................. 6 Lega l Complianc e ........................................ . 6 igns ............................................................ 6 Acces s B y Landlor d ..................................... . 7 Move - n Condition ........................................ 7 Move - ut Condition ..................................... 7 Maintenance and Repairs Repair Persons ...................................... 8 VAC ervice Contract ......................... 9 A . Cleanin g ................................................ . 7 B. Conditions Caused by a Party ................8 C. Repai r & M aintenanc e Responsibilit y 8 D. . F. G. . Common Areas ...................................... 9 otice of Repairs ................................... 9 Failure to Repair .................................... 9 16. 17. 18. 19. 20. 21. Alterations .................................................... 9 Liens ............................................................. 9 Liability ......................................................... 9 ndemnity ...................................................... 10 Default .......................................................... 10 Abandonment nterruption of Utilities Remova l o f Propert y & Lockou t ................... . 10 oldover ....................................................... 10 Landlord' s Lie n & ecurit y nteres t .............. . 11 22. 23. 24. 25. 26. 27. 28. 29. 30. 31. 32. 33. 34. 35. 36. nformation About Brokerage ervices (TXR - 2501) (TXR - 2101) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Page 1 of 15 Fax: DE N Property Group, LLC , 80 4 Christophe r Stree t Austi n TX 7870 4 Phone : 512.799.3777 William Steakley Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com X o Desc t on Assignmen t an d ublettin g .......................... . 11 Relocation .................................................... 11 ubordination ............................................... 11 stoppe l Certificate s & Financia l nf o .......... . 11 Casualt y Los s .............................................. . 1 2 Condemnation .............................................. 12 Attorney' s Fee s ............................................ . 1 2 Representations ........................................... 12 Brokers ......................................................... 13 Addenda ....................................................... 13 otices ......................................................... 13 pecial Provisions ........................................ 14 Agreemen t o f th e Partie s ............................. . 14 ADDE DA & EXHIBITS (check all that apply) xhibit Survey + Site Plan xhibit Commercial Lease Addendum for Broker's Fee (TXR - 2102) Commercial Lease Addendum for xpense Reimbursement (TXR - 2103) Commercial Lease Addendum for xtension ption (TXR - 2104) Commercial Lease Addendum for Percentage Rent (TXR - 2106) Commercial Lease Addendum for Parking (TXR - 2107) Commercial Landlord's Rules and Regulations (TXR - 2108) Commercial Lease Guaranty (TXR - 2109) Commercial Lease Addendum for Right of First Refusal (TXR - 2105) Commercial Lease Addendum for ptional pace (TXR - 2110) Commercial Lease Addendum for Construction (TXR - 2111) or (TXR - 2112) Commercial Lease Addendum for Contingencies (TXR - 2119) 0 0 HWY 290 DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A

COMMERCIAL LEASE U F T F RM B P R AR T M MB R F T T XA A C AT F R ALT R C. T AUT R D. ©Tex s Assoc t on of REALTORS®, Inc 2014 1 ARTIES: The parties to this lease are: Landlord: Alexander EV Park, LLC ; and Tenant: Volcon, Inc. . 2 LEASED REMISES: A. Landlord leases to Tenant the follo ing described real property kno n as the "leased premises " along ith all its improvements (Check only one box) : (1) Multiple - Tenant Property : uite or Unit umber 100 containing approximately 10,000 square feet of rentable area in Alexander EV Park (project name) at 19201 HWY 29 (a re ) in Liberty Hill (c ty) Williamson (co nty) Texas hich is legally described on attached xhibit or as follo s: AW0438 Mudd, B.S. SUR., Acres 53.79 . (2) ingle - Tenant Property : The real property containing approximately square feet of rentable area at: (a re ) in (c ty) (co nty) Texas hich is legally described on attached xhibit or as follo s: . B. f Paragraph 2A(1) applies: (1) "Property" means the building or complex in hich the leased premises are located inclusive of any common areas drives parking areas and alks; and (2) the parties agree that the rentable area of the leased premises may not equal the actual or useable area ithin the leased premises and may include an allocation of common areas in the Property. The rentable area X ill ill not be adjusted if re - measured. 3 TERM: A. Term : The term of this lease is 60 months and 0 days commencing on: December 1, 2020 (Commencement Date) and ending on November 30, 2025 ( xpiration Date). B. Delay of ccupancy : f Tenant is unable to occupy the leased premises on the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially (TXR - 2101 ) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Page 2 of 15 Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com X 0 0 HWY 290 DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A

Dates Rate per rentable square foot (opt onal) Base Monthly Rent $ From To $ Monthly Rate $ Annual Rate 12/01/2020 11/30/2021 1.50 rsf month rsf year 15,000.00 12/01/2021 11/30/2022 1.55 rsf month rsf year 15,500.00 12/01/2022 11/30/2023 1.60 rsf month rsf year 16,000.00 12/01/2023 11/30/2024 1.65 rsf month rsf year 16,500.00 12/01/2024 11/30/2025 1.70 rsf month rsf year 17,000.00 X B. Additional Rent : n addition to the base monthly rent Tenant ill pay Landlord all other amounts as provided by the attached (Check all that apply.) : (1) Commercial Lease Addendum for xpense Reimbursement (TXR - 2103) (2) Commercial Lease Addendum for Percentage Rent (TXR - 2106) (3) Commercial Lease Addendum for Parking (TXR - 2107) (4) All amounts payable under the applicable addenda are deemed to be ''rent" for the purposes of this lease . C. First Full Month's Rent : The first full monthly rent is due on or before Upon landlord receiving certificate of occupancy on improved building. . D. Prorated Rent : f the Commencement Date is on a day other than the first day of a month Tenant ill pay Landlord as prorated rent an amount equal to the base monthly rent multiplied by the follo ing fraction : the number of days from the Commencement Date to the first day of the follo ing month divided by the number of days in the month in hich this lease commences . The prorated rent is due on or before the Commencement Date . . Place of Payment : Tenant ill remit all amounts due to Landlord under this lease to the follo ing person at the place stated or to such other person or place as Landlord may later designate in riting: ame: Alexander EV Park, LLC Address: 317 w 3rd Street, Austin, TX 78701 F. Method of Payment : Tenant must pay all rent timely ithout demand deduction or offset except as permitted by la or this lease. f Tenant fails to timely pay any amounts due under this lease or if any DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning: Liberty Hill, TX 78642 c omplete or a prior tenant's holding over of the leased premises Landlord ill not be liable to Tenant for such delay and this lease ill remain enforceable . n the event of such a delay the Commencement Date ill automatically be extended to the date Tenant is able to occupy the Property and the xpiration Date ill also be extended by a like number of days so that the length of this lease remains unchanged. f Tenant is unable to occupy the leased premises after the 90th day after the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant's holding over of the leased premises Tenant may terminate this lease by giving ritten notice to Landlord before the leased premises become available to be occupied by Tenant and Landlord ill refund to Tenant any amounts paid to Landlord by Tenant. This Paragraph 3B does not apply to any delay in occupancy caused by cleaning or repairs. C. Certificate of ccupancy : Unless the parties agree other ise Tenant is responsible for obtaining a certificate of occupancy for the leased premises if required by a governmental body. 4 RE T A D EX E SES: A. Base Monthly Rent : n or before the first day of each month during this lease Tenant ill pay Landlord base monthly rent as described on attached xhibit N/A or as follo s: (TXR - 2101 ) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com Page 3 of 15 0 0 HWY 290

X X X X X X X X X DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning: Liberty Hill, TX 78642 check of Tenant is returned to Landlord by the institution on hich it as dra n Landlord after providing ritten notice to Tenant may require Tenant to pay subsequent amounts that become due under this lease in certified funds . This paragraph does not limit Landlord from seeking other remedies under this lease for Tenant's failure to make timely payments ith good funds . G . Late Charges : f Landlord does not actually receive a rent payment at the designated place of payment ithin 5 days after the date it is due Tenant ill pay Landlord a late charge equal to 10 % of the amount due . n this paragraph the mailbox is not the agent for receipt for Landlord . The late charge is a cost associated ith the collection of rent and Landlord's acceptance of a late charge does not aive Landlord's right to exercise remedies under Paragraph 20 . . Returned Checks : Tenant ill pay $ 25.00 for each check Tenant tenders to Landlord hich is returned by the institution on hich it is dra n for any reason plus any late charges until Landlord receives payment. 5 SECURITY DE OSIT: A. Upon execution of this lease Tenant ill pay $ 45,000.00 to Landlord as a security deposit. B. Landlord may apply the security deposit to any amounts o ed by Tenant under this lease . f Landlord applies any part of the security deposit during any time this lease is in effect to amounts o ed by Tenant Tenant must ithin 10 days after receipt of notice from Landlord restore the security deposit to the amount stated . C. ithin 60 days after Tenant surrenders the leased premises and provides Landlord ritten notice of Tenant's for arding address Landlord ill refund the security deposit less any amounts applied to ard amounts o ed by Tenant or other charges authori ed by this lease . 6 TAXES: Unless other ise agreed by the parties Landlord ill pay all real property ad valorem taxes assessed against the leased premises. 7 UTILITIES: A. The party designated belo ill pay for the follo ing utility charges to the leased premises and any connection charges for the utilities. (Check all that apply.) A Landlord Tenant (1) ater (2) e er (3) lectric (4) Gas (5) Telephone (6) nternet (7) Cable (8) Trash (9) Septic & Well Maintenance (10) All other utilities B. The party responsible for the charges under Paragraph 7 A ill pay the charges directly to the utility service provider . The responsible party may select the utility service provider except that if Tenant selects the provider any access or alterations to the Property or leased premises necessary for the utilities may be made only ith Landlord's prior consent hich Landlord ill not unreasonably ithhold . f Landlord incurs any liability for utility or connection charges for hich Tenant is responsible to pay (TXR - 2101 ) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com Page 4 of 15 0 0 HWY 290

(a) $1 000 000; or (b) $2 000 000. f neither box is checked the minimum amount ill be $1 000 000. (2) personal property damage insurance for the business operations being conducted in the leased premises and contents in the leased premises in an amount sufficient to replace such contents after a casualty loss ; and (3) business interruption insurance sufficient to pay 12 months of rent payments ; B. Before the Commencement Date Tenant must provide Landlord ith a copy of insurance certificates evidencing the required coverage . f the insurance coverage is rene ed or changes in any manner or degree at any time this lease is in effect Tenant must not later than 10 days after the rene al or change provide Landlord a copy of an insurance certificate evidencing the rene al or change . C. f Tenant fails to maintain the required insurance in full force and effect at all times this lease is in effect Landlord may: (1) purchase insurance that ill provide Landlord the same coverage as the required insurance and Tenant must immediately reimburse Landlord for such expense; or (2) exercise Landlord's remedies under Paragraph 20. D. Unless the parties agree other ise Landlord ill maintain in full force and effect insurance for : (1) fire and extended coverage in an amount to cover the reasonable replacement cost of the improvements of the Property ; and (2) any public liability insurance in an amount that Landlord determines reasonable and appropriate . . f there is an increase in Landlord's insurance premiums for the leased premises or Property or its contents that is caused by Tenant Tenant's use of the leased premises or any improvements made by or for Tenant Tenant ill for each year this lease is in effect pay Landlord the increase immediately (TXR - 2101) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Page 5 of 15 X DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning: Liberty Hill, TX 78642 and Landlord pays such amount Tenant ill immediately upon ritten notice from Landlord reimburse Landlord such amount. C. ot ce : Ten nt s ould dete m ne f ll necess y ut l t es e v l ble to t e le sed em ses nd e dequ te fo Ten nt's ntended use D. After - ours VAC Charges : " VAC services" means heating ventilating and air conditioning of the leased premises. (Check one box only.) (1) Landlord is obligated to provide the VAC services to the leased premises only during the Property's operating hours specified under Paragraph 9 C . (2) Landlord ill provide the VAC services to the leased premises during the operating hours specified under Paragraph 9 C for no additional charge and ill at Tenant's request provide VAC services to the leased premises during other hours for an additional charge of $ per hour . Tenant ill pay Landlord the charges under this paragraph immediately upon receipt of Landlord's invoice . ourly charges are charged on a half - hour basis . Any partial hour ill be rounded up to the next half hour . Tenant ill comply ith Landlord's procedures to make a request to provide the additional VAC services under this paragraph . X (3) Tenant ill pay for the VAC services under this lease. 8 I SURA CE: A. During all times this lease is in effect Tenant must at Tenant's expense maintain in full force and effect from an insurer authori ed to operate in Texas: (1) public liability insurance naming Landlord as an additional insured ith policy limits on an occurrence basis in a minimum amount of : (check only (a) or (b) below) Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com 0 0 HWY 290

DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning: Liberty Hill, TX 78642 after Landlord notifies Tenant of the increase . Any charge to Tenant under this Paragraph 8 ill be equal to the actual amount of the increase in Landlord's insurance premium . 9 USE A D HOURS: A. Tenant may use the leased premises for the follo ing purpose and no other : Assembly, manufacturing, test driving, events, office and retail services . . B. Unless other ise specified in this lease Tenant ill operate and conduct its business in the leased premises during business hours that are typical of the industry in hich Tenant represents it operates . C. The Property maintains operating hours of ( pec fy ho r , ay of week, an f ncl ve or excl ve of weeken an hol ay ) : 24 - 7 . 10 LEGAL COM LIA CE: A. Tenant may not use or permit any part of the leased premises or the Property to be used for : (1) any activity hich is a nuisance or is offensive noisy or dangerous ; (2) any activity that interferes ith any other tenant's normal business operations or Landlord's management of the Property ; (3) any activity that violates any applicable la regulation oning ordinance restrictive covenant governmental order o ners' association rules tenants' association rules Landlord's rules or regulations or this lease ; (4) any ha ardous activity that ould require any insurance premium on the Property or leased premises to increase or that ould void any such insurance ; (5) any activity that violates any applicable federal state or local la including but not limited to those la s related to air quality ater quality ha ardous materials aste ater aste disposal air emissions or other environmental matters ; (6) the permanent or temporary storage of any ha ardous material ; or (7) . B. " a ardous material" means any pollutant toxic substance ha ardous aste ha ardous material ha ardous substance solvent or oil as defined by any federal state or local environmental la regulation ordinance or rule existing as of the date of this lease or later enacted . C. Landlord does not represent or arrant that the leased premises or Property conform to applicable restrictions oning ordinances setback lines parking requirements impervious ground cover ratio requirements and other matters that may relate to Tenant's intended use . Tenant must satisfy itself that the leased premises may be used as Tenant intends by independently investigating all matters related to the use of the leased premises or Property . Tenant agrees that it is not relying on any arranty or representation made by Landlord Landlord's agent or any broker concerning the use of the leased premises or Property . 11 SIG S: A . Tenant may not post or paint any signs or place any decoration outside the leased premises or on the Property ithout Landlord's ritten consent . Landlord may remove any unauthori ed sign or decorations and Tenant ill promptly reimburse Landlord for its cost to remove any unauthori ed sign or decorations . (TXR - 2101) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Page 6 of 15 Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com 0 0 HWY 290

DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning: Liberty Hill, TX 78642 B . Any authori ed sign must comply ith all la s restrictions oning ordinances and any governmental order relating to signs on the leased premises or Property . Landlord may temporarily remove any authori ed sign to complete repairs or alterations to the leased premises or the Property . C . By providing ritten notice to Tenant before this lease ends Landlord may require Tenant upon move - out and at Tenant's expense to remove ithout damage to the Property or leased premises any or all signs or decorations that ere placed on the Property or leased premises by or at the request of Tenant . Any signs or decorations that Landlord does not require Tenant to remove and that are fixtures become the property of the Landlord and must be surrendered to Landlord at the time this lease ends . 12 ACCESS BY LA DLORD: A. During Tenant's normal business hours Landlord may enter the leased premises for any reasonable purpose including but not limited to purposes for repairs maintenance alterations and sho ing the leased premises to prospective tenants or purchasers . Landlord may access the leased premises after Tenant's normal business hours if : (1) entry is made ith Tenant's permission ; or (2) entry is necessary to complete emergency repairs . Landlord ill not unreasonably interfere ith Tenant's business operations hen accessing the leased premises . B. During the last 90 days of this lease Landlord may place a "For Lease" or similarly orded sign on the leased premises . 13 MOVE - I CO DITIO : Tenant has inspected the leased premises and accepts it in its present (as - is) condition unless expressly noted other ise in this lease or in an addendum . Landlord and any agent have made no express or implied arranties as to the condition or permitted use of the leased premises or Property . 14 MOVE - OUT CO DITIO A D FORFEITURE OF TE A T'S ERSO AL RO ERTY: A. At the time this lease ends Tenant ill surrender the leased premises in the same condition as hen received except for normal ear and tear . Tenant ill leave the leased premises in a clean condition free of all trash debris personal property ha ardous materials and environmental contaminants . B. f Tenant leaves any personal property in the leased premises after Tenant surrenders possession of the leased premises Landlord may : (1) require Tenant at Tenant's expense to remove the personal property by providing ritten notice to Tenant ; or (2) retain such personal property as forfeited property to Landlord . C. " urrender" means vacating the leased premises and returning all keys and access devices to Landlord . " ormal ear and tear" means deterioration that occurs ithout negligence carelessness accident or abuse . D. By providing ritten notice to Tenant before this lease ends Landlord may require Tenant upon move - out and at Tenant's expense to remove ithout damage to the Property or leased premises any or all fixtures that ere placed on the Property or leased premises by or at the request of Tenant . Any fixtures that Landlord does not require Tenant to remove become the property of the Landlord and must be surrendered to Landlord at the time this lease ends . 15 MAI TE A CE A D RE AIRS: A . Cleaning : Tenant must keep the leased premises clean and sanitary and promptly dispose of all garbage in appropriate receptacles . Landlord X Tenant ill provide at its expense janitorial services to the leased premises that are customary and ordinary for the property type . Tenant ill maintain any grease trap on the Property hich Tenant uses including but not limited to periodic (TXR - 2101) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Page 7 of 15 Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com 0 0 HWY 290

X X X X X X X X X X X X (1) Foundation exterior alls roof and other structural components ..... (2) Glass and indo s ............................................................................. (3) Fire protection equipment ................................................................... (4) Fire sprinkler systems ........................................................................ (5) xterior & overhead doors including closure devices molding locks and hard are ........................................................................... (6) Grounds maintenance including landscaping and irrigation systems .............................................................................................. (7) nterior doors including closure devices frames molding locks and hard are ...................................................................................... (8) Parking areas and alks ..................................................................... (9) Plumbing systems drainage systems and sump pumps .................... (10) lectrical systems mechanical systems ............................................ (11) Ballas t an d lam p r eplacemen t ............................................................ (12) eating Ventilation and Air Conditioning ( VAC) systems ................ (13) VAC system replacement ................................................................. (14) igns and lighting: ............................................................................... (a) Pylon ............................................................................................. (b) Facia ............................................................................................. (c) Monument ..................................................................................... (d) Door uite ..................................................................................... (e) ther: ............. (15) xtermination and pest control excluding ood - destroying insects. (16) Fences and Gates .............................................................................. (17) torage yards and storage buildings .................................................. (18) ood - destroying insect treatment and repairs ................................... (19) Cranes and related systems ............................................................... (20) (21) (22) All other items and systems. ............................................................... D. Repair Persons : Repairs must be completed by trained qualified and insured repair persons. X X X X X X X (TXR - 2101 ) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Page 8 of 15 Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com X X 0 0 HWY 290 DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning: Liberty Hill, TX 78642 emptying and cleaning as ell as making any modification to the grease trap that may be necessary to comply ith any applicable la . B . Repairs of Conditions Caused by a Party : ach party must promptly repair a condition in need of repair that is caused either intentionally or negligently by that party or that party's guests patrons invitees contractors or permitted subtenants . C . Repair and Maintenance Responsibility : xcept as other ise provided by this Paragraph 15 the party designated belo at its expense is responsible to maintain and repair the follo ing specified items in the leased premises (if any) . The specified items must be maintained in clean and good operable condition . f a governmental regulation or order requires a modification to any of the specified items the party designated to maintain the item must complete and pay the expense of the modification . The specified items include and relate only to real property in the leased premises . Tenant is responsible for the repair and maintenance of its personal property . (Check all that apply . ) A Landlord Tenant

DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning: Liberty Hill, TX 78642 . VAC ervice Contract : f Tenant maintains the VAC system under Paragraph 15C(12) Tenant X is is not required to maintain at its expense a regularly scheduled maintenance and service contract for the VAC system. The maintenance and service contract must be purchased from a VAC maintenance company that regularly provides such contracts to similar properties. f Tenant fails to maintain a required VAC maintenance and service contract in effect at all times during this lease Landlord may do so and Tenant ill reimburse Landlord for the expense of such maintenance and service contract or Landlord may exercise Landlord's remedies under Paragraph 20. F. Common Areas : Landlord ill maintain any common areas in the Property in a manner as Landlord determines to be in the best interest of the Property . Landlord ill maintain any elevator and signs in the common area . Landlord may change the si e dimension and location of any common areas provided that such change does not materially impair Tenant's use and access to the leased premises . Tenant has the non - exclusive license to use the common areas in compliance ith Landlord's rules and regulations . Tenant may not solicit any business in the common areas or interfere ith any other person's right to use the common areas . This paragraph does not apply if Paragraph 2 A(2) applies . G. otice of Repairs : Tenant must promptly notify Landlord of any item that is in need of repair and that is Landlord's responsibility to repair . All requests for repairs to Landlord must be in riting . . Failure to Repair : Landlord must make a repair for hich Landlord is responsible ithin a reasonable period of time after Tenant provides Landlord ritten notice of the needed repair . f Tenant fails to repair or maintain an item for hich Tenant is responsible ithin 10 days after Landlord provides Tenant ritten notice of the needed repair or maintenance Landlord may : (1) repair or maintain the item ithout liability for any damage or loss to Tenant and Tenant must immediately reimburse Landlord for the cost to repair or maintain ; or (2) exercise Landlord's remedies under Paragraph 20 . 16 ALTERATIO S: A. Tenant may not alter (including making any penetrations to the roof exterior alls or foundation) improve or add to the Property or the leased premises ithout Landlord's ritten consent . Landlord ill not unreasonably ithhold consent for the Tenant to make reasonable non - structural alterations modifications or improvements to the leased premises . B. Tenant may not alter any locks or any security devices on the Property or the leased premises ithout Landlord's consent . f Landlord authori es the changing addition or rekeying of any locks or other security devices Tenant must immediately deliver the ne keys and access devices to Landlord . C. f a governmental order requires alteration or modification to the leased premises the party obligated to maintain and repair the item to be modified or altered as designated in Paragraph 15 ill at its expense modify or alter the item in compliance ith the order and in compliance ith Paragraphs 16 A and 17 . D. Any alterations improvements fixtures or additions to the Property or leased premises installed by either party during the term of this lease ill become Landlord's property and must be surrendered to Landlord at the time this lease ends except for those fixtures Landlord requires Tenant to remove under Paragraph 11 or 14 or if the parties agree other ise in riting . 17 LIE S : Tenant may not do anything that ill cause the title of the Property or leased premises to be encumbered in any ay . f Tenant causes a lien to be filed against the Property or leased premises Tenant ill ithin 20 days after receipt of Landlord's demand : (1) pay the lien and have the lien released of record ; or (2) take action to discharge the lien . Tenant ill provide Landlord a copy of any release Tenant obtains pursuant to this paragraph . 18 LIABILITY : To the extent permitted by la Landlord is T responsible to Tenant or Tenant's employees patrons guests or invitees for any damages injuries or losses to person or property caused by : (TXR - 2101) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Page 9 of 15 Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com 0 0 HWY 290

DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning: Liberty Hill, TX 78642 A. an act omission or neglect of : Tenant ; Tenant's agent ; Tenant's guest ; Tenant's employees ; Tenant's patrons ; Tenant's invitees ; or any other tenant on the Property ; B. fire flood ater leaks ice sno hail inds explosion smoke riot strike interruption of utilities theft burglary robbery assault vandalism other persons environmental contaminants or other occurrences or casualty losses . 19 I DEM ITY : ach party ill indemnify defend and hold the other party harmless from any property damage personal injury suits actions liabilities damages cost of repairs or service to the leased premises or Property or any other loss caused negligent y or other ise by that party or that party's employees patrons guests or invitees . 20 DEFAULT: A. f Landlord fails to comply ith this lease ithin 30 days after Tenant notifies Landlord of Landlord's failure to comply Landlord ill be in default and Tenant may seek any remedy provided by la . f ho ever Landlord's non - compliance reasonably requires more than 30 days to cure Landlord ill not be in default if the cure is commenced ithin the 30 - day period and is diligently pursued . B. f Landlord does not actually receive at the place designated for payment any rent due under this lease ithin 5 days after it is due Tenant ill be in default . f Tenant fails to comply ith this lease for any other reason ithin 10 days after Landlord notifies Tenant of its failure to comply Tenant ill be in default . C. f Tenant is in default Landlord may ith at least 3 days ritten notice to Tenant : (i) terminate this lease or (ii) terminate Tenant's right to occupy the leased premises ithout terminating this lease and may accelerate all rents hich are payable during the remainder of this lease or any rene al period . Landlord ill attempt to mitigate any damage or loss caused by Tenant's breach by using commercially reasonable means . f Tenant is in default Tenant ill be liable for : (1) any lost rent; (2) Landlord's cost of reletting the leased premises including brokerage fees advertising fees and other fees necessary to relet the leased premises; (3) repairs to the leased premises for use beyond normal ear and tear; (4) all Landlord's costs associated ith eviction of Tenant such as attorney's fees court costs and prejudgment interest; (5) all Landlord's costs associated ith collection of rent such as collection fees late charges and returned check charges; (6) cost of removing any of Tenant's equipment or fixtures left on the leased premises or Property; (7) cost to remove any trash debris personal property ha ardous materials or environmental contaminants left by Tenant or Tenant's employees patrons guests or invitees in the leased premises or Property ; (8) cost to replace any unreturned keys or access devices to the leased premises parking areas or Property ; and (9) any other recovery to hich Landlord may be entitled under this lease or under la . 21 ABA DO ME T, I TERRU TIO OF UTILITIES, REMOVAL OF RO ERTY, A D LOCKOUT: Chapter 93 of the Texas Property Code governs the rights and obligations of the parties ith regard to: (a) abandonment of the leased premises; (b) interruption of utilities; (c) removal of Tenant's property; and (d) ''lock - out'' of Tenant. 22 HOLDOVER: f Tenant fails to vacate the leased premises at the time this lease ends Tenant ill become a tenant - at - ill and must vacate the leased premises immediately upon receipt of demand from Landlord. o holding over by Tenant ith or ithout the consent of Landlord ill extend this lease. Tenant ill (TXR - 2101) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Page 10 of 15 Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com 0 0 HWY 290

A . By providing Tenant ith not less than 90 days advanced ritten notice Landlord may require Tenant to relocate to another location in the Property provided that the other location is equal in si e or larger than the leased premises then occupied by Tenant and contains similar leasehold improvements . Landlord ill pay Tenant's reasonable out - of - pocket moving expenses for moving to the other location . "Moving expenses" means reasonable expenses payable to professional movers utility companies for connection and disconnection fees iring companies for connecting and disconnecting Tenant's office equipment required by the relocation and printing companies for reprinting Tenant's stationary and business cards . A relocation of Tenant ill not change or affect any other provision of this lease that is then in effect including rent and reimbursement amounts except that the description of the suite or unit number ill automatically be amended . Landlord may not require Tenant to relocate to another location in the Property ithout Tenant's prior consent. X B. 26 SUBORDI ATIO : A. This lease and Tenant's leasehold interest are and ill be subject subordinate and inferior to: (1) any lien encumbrance or ground lease no or hereafter placed on the leased premises or the Property that Landlord authori es; (2) all advances made under any such lien encumbrance or ground lease; (3) the interest payable on any such lien or encumbrance; (4) any and all rene als and extensions of any such lien encumbrance or ground lease; (5) any restrictive covenant affecting the leased premises or the Property; and (6) the rights of any o ners' association affecting the leased premises or Property. B. Tenant must on demand execute a subordination attornment and non - disturbance agreement that Landlord may request that Tenant execute provided that such agreement is made on the condition that this lease and Tenant's rights under this lease are recogni ed by the lien - holder . 27 ESTO EL CERTIFICATES & FI A CIAL I FORMATIO : A . ithin 10 days after receipt of a ritten request from Landlord Tenant ill execute and deliver to Landlord an estoppel certificate that identifies the terms and conditions of this lease . DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning: Liberty Hill, TX 78642 indemnify Landlord and any prospective tenants for any and all damages caused by the holdover . Rent for any holdover period ill be 150 % of the base monthly rent plus any additional rent calculated on a daily basis and ill be immediately due and payable daily ithout notice or demand . 23 LA DLORD'S LIE A D SECURITY I TEREST : To secure Tenant's performance under this lease Tenant grants to Landlord a lien and security interest against all of Tenant's nonexempt personal property that is in the leased premises or on the Property . This lease is a security agreement for the purposes of the Uniform Commercial Code . Landlord may file a financing statement to perfect Landlord's security interest under the Uniform Commercial Code . 24 ASSIG ME T A D SUBLETTI G : Landlord may assign this lease to any subsequent o ner of the Property . Tenant may not assign this lease or sublet any part of the leased premises ithout Landlord's ritten consent . An assignment of this lease or subletting of the leased premises ithout Landlord's ritten consent is voidable by Landlord . f Tenant assigns this lease or sublets any part of the leased premises Tenant ill remain liable for all of Tenant's obligations under this lease regardless if the assignment or sublease is made ith or ithout the consent of Landlord . 25 RELOCATIO : (TXR - 2101 ) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Page 11 of 15 Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com 0 0 HWY 290

DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning: Liberty Hill, TX 78642 B . ithin 30 days after receipt of a ritten request from Landlord Tenant ill provide to Landlord Tenant's current financial information (balance sheet and income statement) . Landlord may request the financial information no more frequently than once every 12 months . 28 CASUALTY LOSS: A. Tenant must immediately notify Landlord of any casualty loss in the leased premises . ithin 20 days after receipt of Tenant's notice of a casualty loss Landlord ill notify Tenant if the leased premises are less than or more than 50 % unusable on a per square foot basis and if Landlord can substantially restore the leased premises ithin 120 days after Tenant notifies Landlord of the casualty loss . B. f the leased premises are less than 50 % unusable and Landlord can substantially restore the leased premises ithin 120 days after Tenant notifies Landlord of the casualty Landlord ill restore the leased premises to substantially the same condition as before the casualty . f Landlord fails to substantially restore ithin the time required Tenant may terminate this lease . C. f the leased premises are more than 50 % unusable and Landlord can substantially restore the leased premises ithin 120 days after Tenant notifies Landlord of the casualty Landlord may : (1) terminate this lease ; or (2) restore the leased premises to substantially the same condition as before the casualty . f Landlord chooses to restore and does not substantially restore the leased premises ithin the time required Tenant may terminate this lease . D. f Landlord notifies Tenant that Landlord cannot substantially restore the leased premises ithin 120 days after Tenant notifies Landlord of the casualty loss Landlord may : (1) choose not to restore and terminate this lease ; or (2) choose to restore notify Tenant of the estimated time to restore and give Tenant the option to terminate this lease by notifying Landlord ithin 10 days . . f this lease does not terminate because of a casualty loss rent ill be reduced from the date Tenant notifies Landlord of the casualty loss to the date the leased premises are substantially restored by an amount proportionate to the extent the leased premises are unusable . 29 CO DEM ATIO : f after a condemnation or purchase in lieu of condemnation the leased premises are totally unusable for the purposes stated in this lease this lease ill terminate . f after a condemnation or purchase in lieu of condemnation the leased premises or Property are partially unusable for the purposes of this lease this lease ill continue and rent ill be reduced in an amount proportionate to the extent the leased premises are unusable . Any condemnation a ard or proceeds in lieu of condemnation are the property of Landlord and Tenant has no claim to such proceeds or a ard . Tenant may seek compensation from the condemning authority for its moving expenses and damages to Tenant's personal property . 30 ATTOR EY'S FEES : Any person ho is a prevailing party in any legal proceeding brought under or related to the transaction described in this lease is entitled to recover prejudgment interest reasonable attorney's fees and all other costs of litigation from the nonprevailing party . 31 RE RESE TATIO S: A. Tenant's statements in this lease and any application for rental are material representations relied upon by Landlord . ach party signing this lease represents that he or she is of legal age to enter into a binding contract and is authori ed to sign the lease . f Tenant makes any misrepresentation in this lease or in any application for rental Tenant is in default . B. Landlord is not a are of any material defect on the Property that ould affect the health and safety of an ordinary person or any environmental ha ard on or affecting the Property that ould affect the (TXR - 2101 ) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Page 12 of 15 Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com 0 0 HWY 290 nc l B oke : DEN Property Group, LLC Agent: William M. Steakley Address: 317 W 3rd St Austin, TX 78701 Phone & Fax: - mail : will@denpg.com License o.: 8999937 Principal Broker: (Check only one box) Coo e t n B oke : Agent : Address : Phone & Fax: - mail: License o.: Cooperating Broker represents Tenant. represents Landlord only. represents Tenant only. i s a n intermediar y bet ee n Landlor d an d Tenant. B. Fees : (1) Principal Broker's fee ill be paid according to: (Check only one box) . (a) a separate ritten commission agreement bet een Principal Broker and: Landlord Tenant. (b) the attached Commercial Lease Addendum for Broker's Fee (TXR - 2102). (2) Cooperating Broker's fee ill be paid according to: (Check only one box) . (a) a separate ritten commission agreement bet een Cooperating Broker and: Principal Broker Landlord Tenant. (b) the attached Commercial Lease Addendum for Broker's Fee (TXR - 2102). 33 ADDE DA : ncorporated into this lease are the addenda exhibits and other information marked in the Addenda and xhibit section of the Table of Contents . f Landlord's Rules and Regulations are made part of this lease Tenant agrees to comply ith the Rules and Regulations as Landlord may at its discretion amend from time to time . 34 OTICES : All notices under this lease must be in riting and are effective hen hand - delivered sent by mail or sent by facsimile transmission to : X Landlord at: Alexander EV Park, LLC Address: 317 West 3rd St, Austin, TX 78701 (TXR - 2101 ) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Page 13 of 15 Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com 0 0 HWY 290 DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning: Liberty Hill, TX 78642 health or safety of an ordinary person except: . C . ach party and each signatory to this lease represents that : (1) it is not a person named as a pecially Designated ational and Blocked Person as defined in Presidential xecutive rder 13224 ; (2) it is not acting directly or indirectly for or on behalf of a pecially Designated and Blocked Person ; and (3) is not arranging or facilitating this lease or any transaction related to this lease for a pecially Designated and Blocked Person . Any party or any signatory to this lease ho is a pecially Designated and Blocked person ill indemnify and hold harmless any other person ho relies on this representation and ho suffers any claim damage loss liability or expense as a result of this representation . 32 BROKERS: A. The brokers to this lease are:

36 AGREEME T OF ARTIES: A. ntire Agreement : This lease contains the entire agreement bet een Landlord and Tenant and may not be changed except by ritten agreement . B. Binding ffect : This lease is binding upon and inures to the benefit of the parties and their respective heirs executors administrators successors and permitted assigns . C. oint and everal : All Tenants are jointly and severally liable for all provisions of this lease . Any act or notice to or refund to or signature of any one or more of the Tenants regarding any term of this lease its rene al or its termination is binding on all Tenants . D. Controlling La : The la s of the tate of Texas govern the interpretation performance and enforcement of this lease . . everable Clauses : f any clause in this lease is found invalid or unenforceable by a court of la the remainder of this lease ill not be affected and all other provisions of this lease ill remain valid and enforceable . F . aiver : Landlord's delay aiver or non - enforcement of acceleration contractual or statutory lien rental due date or any other right ill not be deemed a aiver of any other or subsequent breach by Tenant or any other term in this lease . (TXR - 2101) 4 - 1 - 14 nitialed for dentification by Landlord: and Tenant: Page 14 of 15 DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning: Liberty Hill, TX 78642 Phone: (512)799 - 3777 Fax: and a copy to: Address: Phone: Fax: X Landlord also consents to receive notices by e - mail at: will@denpg.com Tenant at the leased premises and a copy to : Address : Phone : (305) 962 - 3851 Fax : X Tenant also consents to receive notices by e - mail at : adrian@volcon . com 35 S ECIAL ROVISIO S: Due to lack of credit and rental history, landlord requires tenant to prepay rent. In addition to the security deposit, tenant will pre - pay 6 months of rent to landlord upon lease execution. The pre - paid rent will be credited to the tenant's last 6 months of payments on final lease term. Prior to occupancy, tenant will have complimentary access and use of the land while the landlord entitles and develops the property. Tenant has the right to pay for for preliminary site work, gate improvements and maintenance of the test track. Commencement (they dat monthly lease payments to landlord begins) date will be 24hrs after landlord receives the "certificate of occupancy" on the completed building. The proposed 35,000sf building may have additional tenants and who will share all common elements, amenities, frontage access and parking. Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com 0 0 HWY 290

L ndlo d : Alexander E V Park , LLC By: B y (signature) : Printed ame: William M. Steakley Title : Manager Dat e N : ovember 19, 2020 By: B y (signature) : Printed ame : Title : Date : Ten nt: Volcon, Inc. By: By (signature): Printed ame: Adrian James Title : Co - Founde r Date: By: B y (signature) : Printed ame : Title : Date : (TXR - 2101) Page 15 of 15 DocuSign Envelope ID: 5C4429B0 - 923A - 4699 - B2A3 - 4EB2A8EDC0EA November 20, 202 DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A 19201 HWY 29 Commercial Lease concerning : Liberty Hill, TX 78642 G. Quiet njoyment : Provided that Tenant is not in default of this lease Landlord covenants that Tenant ill enjoy possession and use of the leased premises free from material interference. . Force Majeure : f Landlord's performance of a term in this lease is delayed by strike lock - out shortage of material governmental restriction riot flood or any cause outside Landlord's control the time for Landlord's performance ill be abated until after the delay . . Time : Time is of the essence. The parties require strict compliance ith the times for performance. B oke s e not qu l f ed to ende le l dv ce, o e ty ns ect ons, su veys, en nee n stud es, env onment l ssessments, t x dv ce, o com l nce ns ect ons T e t es s ould seek ex e ts to ende suc se v ces READ THIS LEASE CAREFULLY If you do not unde st nd t e effect of t s Le se, consult you tto ney BEFORE s n n Produced ith Lone olf Transactions ( ipForm dition) 231 hearson Cr. Cambridge ntario Canada 1T 1 5 .l olf.com 0 0 HWY 290

COMMERCIAL LEASE AMENDMENT USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED ©Texas Association of REALTORS®, Inc. 2010 AMENDMENT TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 19201 HWY 29, Liberty Hill, TX 78642 Effective on February 23, 2021 Landlord and Tenant amend the above - referenced lease as follo s: X A Leased Premises : The suite or unit number identified in Paragraph 2A(1) is: (1) changed to (1) The length of the term stated in Paragraph 3A is changed to months and days (2) The Commencement Date stated in Paragraph 3A is changed to (3) The Expiration Date stated in Paragraph 3A is changed to C Rent : The amount of the base monthly rent specified in Paragraph 4A is changed to: $ $61,410/mo ($1.50/FT) from 12/01/2020 to 11/30/2021 ; $ $63,457/mo ($1.55/FT) from 12/01/2021 to 11/30/2022 ; $ $65,504/mo ($1.60/FT) from 12/01/2022 to 11/30/2023 ; $ $67,551/mo ($1.65/FT) from 12/01/2023 to 11/30/2024 ; $ $69,598/mo ($1.70/FT) from 12/01/2024 to 11/30/2025 D Securit y Deposit : Th e amoun t o f the s ecurit y deposi t i n Paragrap h 5 i s c hange d to $ 184,230.00 E Maintenance and Repairs : The follo ing item(s) specified in the identified subparagraph of Paragraph 15C ill be maintained by the party designated belo : Para No Description Responsible Party N/ A Landlord N/ A Landlord N/ A Landlord N/ A Landlord Tenant Tenant Tenant Tenant F Parking : (1) Common Parking : The number of vehicles identified in Paragraph A(1) of the Commercial Lease Parking Addendum is changed to vehicles (2) Restricted Common Parking for Tenants : The number of vehicles identified in Paragraph A(2) of the Commercial Lease Parking Addendum is changed to vehicles (TXR - 2114) 1 - 26 - 10 Initialed for Identification by Landlord: and Tenant: Page 1 of 2 Fax: DE N Property Group, LLC , 80 4 Christophe r Stree t Austi n TX 7870 4 Phone : 512.799.3777 William Steakley Produced ith Lone Wolf Transactions ( ipForm Edition) 231 Shearson Cr Cambridge Ontario Canada N1T 1 5 l olf com X (2) contains approximately 40940 square feet B Term : X X X 0 0 HWY 290 DocuSign Envelope ID: F6D07D35 - 3D45 - 49A5 - 8FE6 - 4CF6A87FF91A

DocuSign Envelope ID: F6D07D35-3D45-49A5-8FE6-4CF6A87FF91A

Amendment to Commercial Lease concerning 19201 HWY 29, Liberty Hill, TX 78642

☐ (3) Assigned Parking: Tenant's assigned parking areas identified in Paragraph A(3) of the Commercial Lease Parking Addendum is changed to ______________________________.

☐ (4) Parking Rental: The amount of rent identified in Paragraph B of the Commercial Lease Parking Addendum is changed to $ ______________________.

X G. Other: Paragraph(s) **Section 35** are changed to read *(cite specific paragraphs and copy the applicable paragraphs verbatim, making any necessary changes)*:

1) Additional Special Provisions: "Landlord anticipates delivering warm shell in Q1 2021"

2) Additional Special Provisions: "Building size has increased to approx. 40,940sf rentable square feet and will be a purpose-built facility leased exclusively to Volcon Inc."

3) Additional Special Provisions: "Tenant may use undeveloped, open land for test track."

4) New attachment to Lease Agreement: "Commercial Lease Addendum for Expense Reimbursement"

5) Correction in Special Provisions: Commencement date (the date monthly lease payments to landlord begins) will be 24hrs after landlord receives the "certificate of occupancy" on the completed building. All printed Tenant Name signatures changed to "Christian Okonsky".

6) All lease terms will adjust according to tenant's occupancy date upon completion.

7) Upon execution, Volcon, Inc. additional prepaid rents and deposits are due as follows:
Additional Prepaid Rents Due: $315,588 (50% paid before 3/1/2021 and 50% before 4/1/2021)
Additional Security Deposit: $139,230 (50% paid before 3/1/2021 and 50% before 4/1/2021)

Landlord:	Tenant:
By:	By:
By (signature): DocuSigned by: [signature]	By (signature): DocuSigned by: Christian Okonsky 612D51B60FAF447...
Printed Name: William M. Steakley	Printed Name: Christian Okonsky
Title: ______ Date: February 24, 2021	Title: ______ Date: February 24, 2021
By:	By:
By (signature):	By (signature):
Printed Name:	Printed Name:
Title: ______ Date: ______	Title: ______ Date: ______

(TXR-2114) 1-26-10 Page 2 of 2

Produced with Lone Wolf Transactions (zipForm Edition) 231 Shearson Cr. Cambridge, Ontario, Canada N1T 1J5 www.lwolf.com 00 HWY 290